                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


IN RE:                                         CHAPTER 11
  THE MIIX GROUP, INC., ET. AL.                CASE NO:   04-13588 (MFW)
         DEBTORS.                                         (JOINTLY ADMINISTERED)


                            MONTHLY OPERATING REPORT
                FOR THE PERIOD: MAY 1, 2005 THROUGH MAY 31, 2005

         File with Court and submit copy to United States Trustee within
                           20 days after end of month


                                                                                         DOCUMENT     EXPLANATION
                        REQUIRED DOCUMENTS                            FORM NO.           ATTACHED      ATTACHED
                        ------------------                            --------           --------     -----------
 Schedule of Cash Receipts and Disbursements                         MOR-1                  X
   Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CONT)           X
   Copies of bank statements                                                                X
   Cash disbursements journals                                                              X
 Statement of Operations                                             MOR-2                  X
 Balance Sheet                                                       MOR-3                  X
 Status of Post-Petition Taxes                                       MOR-4                  X
   Copies of IRS Form 6123 or payment receipt                                                               X
   Copies of tax returns filed during reporting period                                      X
 Summary of Unpaid Postpetition Debts                                MOR-4                  X
   Listing of aged accounts payable                                                                         X
 Accounts Receivable Reconciliation and Aging                        MOR-5                  X
 Debtor Questionnaire                                                MOR-5                  X


I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND ATTACHED DOCUMENTS are true and correct to the best of my knowledge and belief.




---------------------------------------------     ------------------------------
 SIGNATURE OF AUTHORIZED INDIVIDUAL*              DATE



---------------------------------------------     ------------------------------
 PRINTED NAME OF AUTHORIZED INDIVIDUAL            TITLE OF AUTHORIZED INDIVIDUAL



* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


IN RE:                                         CHAPTER 11
  THE MIIX GROUP, INC., ET. AL.                CASE NO:   04-13588 (MFW)
       DEBTORS.                                           (JOINTLY ADMINISTERED)


                        EXPLANATION TO COVER SHEET ITEMS

Pursuant to the Debtors' discussion with representatives from the Office of the US Trustee on January 28, 2005, only those items marked with "X" under the "Document Attached" column on the cover sheet are required submissions for the monthly operating report.

In addition, per the request of the Office of the US Trustee, a summary of intercompany activity will been added as a supplement to this monthly operating report, when applicable.

Refer to the Exhibits section of this report for the following information:

           Exhibit A: Intercompany activity summaries

           Exhibit B: Cash disbursements journals

           Exhibit C: Bank statements and reconciliations

                                                                           MOR-1

                               THE MIX GROUP, INC.
                             CASE NO. 04-13588 (MFW)


ACTUAL WEEKLY CASH FLOWS
MAY 2005



                                                                                                                  MAY-05
Week Beginning                               2-MAY            9-MAY           16-MAY           23-MAY            ACTUALS
                                          ------------     ------------     ------------     ------------     ------------
Beginning cash balance                    $     92,185     $     92,185     $     92,185     $     92,185     $     92,185


Income
  Advantage MSA Payments                            --               --               --               --               --
  MIIX in Rehab Payroll funding / MSA               --               --               --               --               --
  Miscellaneous receipts                            --               --               --               --               --
  Sale proceeds - certain assets                    --               --               --               --               --
  Law RE Dividend                                   --               --               --               --               --
                                          ------------     ------------     ------------     ------------     ------------
  Total cash                                        --               --               --               --               --

Expenses
  Allocated portion of mgmt. Salaries               --               --               --               --               --
  Advantage Payroll                                 --               --               --               --               --
  MIIX in Rehab Payroll                             --               --               --               --               --
  Current Severance commitments                     --               --               --               --               --
  Allocation of finance salaries                    --               --               --               --               --
                                          ------------     ------------     ------------     ------------     ------------
  Total Salaries                                    --               --               --               --               --

  Benefits @ 30%                                    --               --               --               --               --

  Legal
    DBR                                             --               --               --               --               --
   Other                                            --               --               --               --               --
   Traxi                                            --               --               --               --               --
   US Trustee fee                                   --               --               --               --               --

  Overhead Costs                                    --               --               --               --               --
  Settlement of MIIX Ins. Allocation                --               --               --               --               --
  D&O Renewal                                       --               --               --               --               --
  SEC compliance costs                              --               --               --               --               --
  SSG                                               --               --               --               --               --
  Advertising                                       --               --               --               --               --
  Consulting                                        --               --               --               --               --
  Tax services                                      --               --               --               --               --
  Information System Costs                          --               --               --               --               --

                                          ------------     ------------     ------------     ------------     ------------
  Total expenses                                    --               --               --               --               --

                                          ------------     ------------     ------------     ------------     ------------
  Change in cash                                    --               --               --               --               --
                                          ============     ============     ============     ============     ============

                                          ------------     ------------     ------------     ------------     ------------
Ending Cash Balance                       $     92,185     $     92,185     $     92,185     $     92,185     $     92,185
                                          ============     ============     ============     ============     ============



Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                                                                           MOR-1

                  NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
                            CASE NO. 04-13589 (MFW)


ACTUAL WEEKLY CASH FLOWS
MAY 2005



                                                                                                              MAY-05
Week Beginning                               2-MAY          9-MAY           16-MAY           23-MAY           ACTUALS
                                          -----------     -----------     -----------      -----------      -----------

Beginning cash balance                    $ 2,546,178     $ 2,546,589     $ 2,546,589      $ 2,455,585      $ 2,546,178


Income
  Advantage MSA Payments                           --              --              --               --               --
  MIIX in Rehab Payroll funding / MSA              --              --              --               --               --
  Miscellaneous receipts                       13,368              --           6,620               38           20,025
  Sale proceeds - certain assets                   --              --              --               --               --
  Law RE Dividend                                  --              --              --               --               --
                                          -----------     -----------     -----------      -----------      -----------
  Total cash                                   13,368              --           6,620               38           20,025

Expenses
  Allocated portion of mgmt. Salaries              --              --              --               --               --
  Advantage Payroll (1)                            --              --              --               --               --
  MIIX in Rehab Payroll                            --              --              --               --               --
  Current Severance commitments                    --              --              --               --               --
  Allocation of finance salaries                   --              --              --               --               --
                                          -----------     -----------     -----------      -----------      -----------
  Total Salaries                                   --              --              --               --               --

  Benefits @ 30%                                   --              --              --               --               --

  Legal
    DBR                                            --              --              --               --               --
   Other                                        6,868              --          45,460           29,972           82,300
   Traxi                                           --              --          43,242               --           43,242
   US Trustee fee                               5,000              --              --               --            5,000

  Overhead Costs                                1,088              --           8,923            1,428           11,439
  Settlement of MIIX Ins. Allocation               --              --              --               --               --
  D&O Renewal                                      --              --              --               --               --
  SEC compliance costs                             --              --              --               --               --
  SSG                                              --              --              --               --               --
  Advertising                                      --              --              --               --               --
  Consulting                                       --              --              --               --               --
  Tax services                                     --              --              --               --               --
  Information System Costs                         --              --              --               --               --
                                          -----------     -----------     -----------      -----------      -----------
  Total expenses                               12,956              --          97,625           31,400          141,981

                                          -----------     -----------     -----------      -----------      -----------
  Change in cash                                  411              --         (91,005)         (31,363)        (121,956)
                                          ===========     ===========     ===========      ===========      ===========

                                          -----------     -----------     -----------      -----------      -----------
Ending Cash Balance                       $ 2,546,589     $ 2,546,589     $ 2,455,585      $ 2,424,222      $ 2,424,222
                                          ===========     ===========     ===========      ===========      ===========



Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                                                                           MOR-1

MIIX GROUP & NJSMU
ACTUAL VS. PROJECTED CASH FLOW ANALYSIS

                                                    MIIX GROUP                                    NJSMU
                                       ---------------------------------------   --------------------------------------
                                                 12/20/04 - 5/31/05                       12/20/04 - 5/31/05
                                       ---------------------------------------   --------------------------------------
                                         ACTUAL      PROJECTED*     VARIANCE       ACTUAL     PROJECTED*     VARIANCE
                                       -----------   -----------   -----------   -----------  -----------   -----------
Beginning cash balance                 $   200,077   $   197,773   $     2,304   $ 1,026,276  $   994,211   $    32,065


Income
  Advantage MSA Payments                        --            --            --     1,881,332    2,155,717      (274,385)
  MIIX in Rehab Payroll funding / MSA           --            --            --       100,000      117,000       (17,000)
  Miscellaneous receipts                    43,889            --        43,889       369,030           --       369,030
  Sale proceeds - certain assets                --            --            --     1,014,511           --     1,014,511
  Law RE Dividend                               --            --            --       380,000      400,000       (20,000)
                                       -----------   -----------   -----------   -----------  -----------   -----------
  Total cash                                43,889            --        43,889     3,744,873    2,672,717     1,072,156

Expenses
  Allocated portion of mgmt. Salaries           --        43,721       (43,721)           --       40,000       (40,000)
  Advantage Payroll                             --            --            --     1,424,884    1,195,740       229,144
  MIIX in Rehab Payroll                         --            --            --            --       90,000       (90,000)
  Current Severance commitments                 --            --            --            --           --            --
  Allocation of finance salaries                --            --            --            --       34,973       (34,973)
                                       -----------   -----------   -----------   -----------  -----------   -----------
  Total Salaries                                --        43,721       (43,721)    1,424,884    1,360,713        64,171

  Benefits @ 30%                                --        13,116       (13,116)           --      408,214      (408,214)

  Legal
    DBR                                         --            --            --            --      360,000      (360,000)
   Other                                        --        60,000       (60,000)      134,187       40,000        94,187
   Traxi                                        --            --            --       110,902      107,980         2,922
   US Trustee fee                              250           750          (500)        5,250        5,000           250

  Overhead Costs                            43,888        13,762        30,126       639,962    1,078,910      (438,947)
  Settlement of MIIX Ins. Allocation            --            --            --            --      334,000      (334,000)
  D&O Renewal                               90,753        90,753            --            --           --            --
  SEC compliance costs                          --        15,000       (15,000)           --           --            --
  SSG                                           --            --            --            --           --            --
  Advertising                                8,425            --         8,425            --           --            --
  Consulting                                 8,465            --         8,465            --           --            --
  Tax services                                  --            --            --            --           --            --
  Information System Costs                      --            --            --        31,742      102,000       (70,258)

                                       -----------   -----------   -----------   -----------  -----------   -----------
  Total expenses                           151,781       237,103       (85,322)    2,346,927    3,796,816    (1,449,889)

                                       -----------   -----------   -----------   -----------  -----------   -----------
  Change in cash                          (107,892)     (237,103)      129,211     1,397,946   (1,124,099)    2,522,045
                                       -----------   -----------   -----------   -----------  -----------   -----------
Ending Cash Balance                    $    92,185   $   (39,330)  $   131,515   $ 2,424,222  $  (129,888)  $ 2,554,110
                                       ===========   ===========   ===========   ===========  ===========   ===========

                                                TOTAL - COMBINED DEBTORS
                                        --------------------------------------
                                                   12/20/04 - 5/31/05
                                        --------------------------------------
                                           ACTUAL     PROJECTED*     VARIANCE
                                        -----------  -----------   -----------
Beginning cash balance                  $ 1,226,353  $ 1,191,984   $    34,369


Income
  Advantage MSA Payments                  1,881,332    2,155,717      (274,385)
  MIIX in Rehab Payroll funding / MSA       100,000      117,000       (17,000)
  Miscellaneous receipts                    412,919           --       412,919
  Sale proceeds - certain assets          1,014,511           --     1,014,511
  Law RE Dividend                           380,000      400,000       (20,000)
                                        -----------  -----------   -----------
  Total cash                              3,788,762    2,672,717     1,116,045

Expenses
  Allocated portion of mgmt. Salaries            --       83,721       (83,721)
  Advantage Payroll                       1,424,884    1,195,740       229,144
  MIIX in Rehab Payroll                          --       90,000       (90,000)
  Current Severance commitments                  --           --            --
  Allocation of finance salaries                 --       34,973       (34,973)
                                        -----------  -----------   -----------
  Total Salaries                          1,424,884    1,404,434        20,450

  Benefits @ 30%                                 --      421,330      (421,330)

  Legal
    DBR                                          --      360,000      (360,000)
   Other                                    134,187      100,000        34,187
   Traxi                                    110,902      107,980         2,922
   US Trustee fee                             5,500        5,750          (250)

  Overhead Costs                            683,850    1,092,672      (408,821)
  Settlement of MIIX Ins. Allocation             --      334,000      (334,000)
  D&O Renewal                                90,753       90,753            --
  SEC compliance costs                           --       15,000       (15,000)
  SSG                                            --           --            --
  Advertising                                 8,425           --         8,425
  Consulting                                  8,465           --         8,465
  Tax services                                   --           --            --
  Information System Costs                   31,742      102,000       (70,258)

                                        -----------  -----------   -----------
  Total expenses                          2,498,708    4,033,919    (1,535,211)

                                        -----------  -----------   -----------
  Change in cash                          1,290,054   (1,361,201)    2,651,256
                                        -----------  -----------   -----------
Ending Cash Balance                     $ 2,516,407  $  (169,218)  $ 2,685,625
                                        ===========  ===========   ===========


[ * ] No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                                                                           MOR-2

IN RE:                                               CHAPTER 11
  THE MIIX GROUP, INC.                               CASE NO:    04-13588 (MFW)
        DEBTORS.


                               INCOME STATEMENTS FOR THE PERIODS
                              -----------------------------------
                               05/01/05 TO           12/21/04 TO
                                05/31/05               05/31/05
                              ------------           ------------
                              (Unaudited)            (Unaudited)

Net investment income         $         --           $      8,293
                              ------------           ------------

Total revenue                           --                  8,293
                              ------------           ------------

Expenses:
  Salary, benefits and taxes            --                 93,318
  Insurance                             --                203,738
  Professional services                 --                 44,090
  Other expenses                        --                 34,325
                              ------------           ------------

Total expenses                          --                375,471
                              ------------           ------------

Loss before income taxes                --               (367,178)

Federal income tax benefit              --                     --
                              ------------           ------------

Net loss                      $         --           $   (367,178)
                              ============           ============

                                                                           MOR-2

IN RE:                                                 CHAPTER 11
     NEW JERSEY STATE MEDICAL UNDERWRITERS             CASE NO:   04-13589 (MFW)
          DEBTORS.


                                            INCOME STATEMENTS FOR THE PERIODS
                                            ---------------------------------
                                             05/01/05 TO          12/21/04 TO
                                              05/31/05              05/31/05
                                            ------------          ------------
                                            (Unaudited)            (Unaudited)

MDAdvantage management service agreement    $         --          $  1,472,029
Dividends received from subsidiary                    --               380,000
Gain on Sale of Assets                                --               746,345
Other income                                      20,025               210,570
                                            ------------          ------------

Total revenue                                     20,025             2,808,944
                                            ------------          ------------

Expenses:
  Salary, benefits and taxes                          --               (65,189)
  Insurance                                        4,795                43,656
  Professional services                          165,989               394,936
  MDAdvantage management service agreement            --             1,472,029
  Goodwill writeoff                                   --             1,000,000
  Other expenses                                  10,274               149,338
                                            ------------          ------------

Total expenses                                   181,058             2,994,770
                                            ------------          ------------

Income before federal income taxes              (161,032)             (185,825)

State and Federal income tax benefit                  --              (163,374)

                                            ------------          ------------
Net income                                  $   (161,032)         $    (22,451)
                                            ============          ============

                                                                           MOR-3

IN RE:                                             CHAPTER 11
   THE MIIX GROUP, INC.                            CASE NO:    04-13588 (MFW)
          DEBTORS.


                                    BALANCE SHEET AS OF
                                        05/31/2005
                                    -------------------
                                         (Unaudited)
Assets
  Investments in subsidiaries        $     8,027,895
  Cash & short term investments               92,185
  Other assets                               679,911
                                     ---------------

Total Assets                               8,799,991
                                     ===============

Liabilities & Equity
  Liabilities Subject to Compromise        8,886,290
  Intercompany payable                        35,050
  Other accrued expenses                      16,148
                                     ---------------

Total Liabilities                          8,937,488

Equity                                      (137,497)
                                     ---------------

Total Liabilities & Equity           $     8,799,991
                                     ===============

                                                                           MOR-3

IN RE:                                              CHAPTER 11
    NEW JERSEY STATE MEDICAL UNDERWRITERS           CASE NO:      04-13589 (MFW)
         DEBTORS.


                                              BALANCE SHEET AS OF
                                                  05/31/2005
                                              -------------------
                                                  (Unaudited)
Assets
  Investments in subsidiaries                  $      2,412,774
  Cash & short term investments                       2,129,034
  Intercompany receivables                            8,968,057
  Receivable from MIIX Insurance Co. in Rehab           225,357
  Receivable from MDAdvantage                           161,074
  Prepaid expenses                                       20,768
  Goodwill, net                                              --
  Furniture & equipment                                      --
  Miscellaneous assets                                  342,026
                                               ----------------

Total Assets                                   $     14,259,089
                                               ================

Liabilities & Equity
  Deferred gain                                $      1,500,000
  Liabilities subject to compromise                   3,688,348
  Accrued expenses                                      181,927
  Accrued pension liability                             851,874
  Other liabilities                                       9,045
                                               ----------------

Total Liabilities                                     6,231,194

Equity                                                8,027,895
                                               ----------------

Total Liabilities & Equity                     $     14,259,089
                                               ================

                                                                           MOR-4


IN RE:                                                  CHAPTER 11
   THE MIIX GROUP, INC.                                 CASE NO:  04-13588 (MFW)
         DEBTORS.

                          STATUS OF POSTPETITION TAXES


                                       BEGINNING       AMOUNT                                                           ENDING
                                          TAX         WITHHELD       AMOUNT            DATE          CHECK NO.           TAX
                                       LIABILITY     OR ACCRUED       PAID             PAID           OR EFT           LIABILITY
                                    ------------    ------------    ------------    ------------    ------------      ------------
FEDERAL
    Withholding                     $         --    $         --    $         --                                      $         --
    FICA - Employee                 $         --    $         --    $         --                                      $         --
    FICA - Employer                 $         --    $         --    $         --                                      $         --
    Unemployment                    $         --    $         --    $         --                                      $         --
    Income                          $         --    $         --    $         --                                      $         --
    Other:                          $         --    $         --    $         --                                      $         --
                                    ============    ============    ============                                      ============
      Total Federal Taxes           $         --    $         --    $         --                                      $         --

STATE & LOCAL
    Withholding                     $         --    $         --    $         --                                      $         --
    Sales                           $         --    $         --    $         --                                      $         --
    Excise                          $         --    $         --    $         --                                      $         --
    Unemployment                    $         --    $         --    $         --                                      $         --
    Real Property                   $         --    $         --    $         --                                      $         --
    Personal Property               $         --    $         --    $         --                                      $         --
    Other: Income                   $  (2,000.00)   $         --    $         --                                      $  (2,000.00)
                                    ============    ============    ============                                      ============
      Total State & Local Taxes     $  (2,000.00)   $         --    $         --                                      $  (2,000.00)
                                    ============    ============    ============                                      ============
TOTAL TAXES                         $  (2,000.00)   $         --    $         --                                      $  (2,000.00)

                                                                           MOR-4

IN RE:                                                CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS              CASE NO:    04-13589 (MFW)
        DEBTORS.

                          STATUS OF POSTPETITION TAXES


                                        BEGINNING        AMOUNT                                                           ENDING
                                          TAX           WITHHELD         AMOUNT           DATE          CHECK NO.          TAX
                                       LIABILITY       OR ACCRUED         PAID            PAID           OR EFT         LIABILITY
                                      ------------    ------------    ------------    ------------    ------------    ------------
FEDERAL
    Withholding                       $         --    $         --    $         --                                    $         --
    FICA - Employee                   $         --    $         --    $         --                                    $         --
    FICA - Employer                   $         --    $         --    $         --                                    $         --
    Unemployment                      $         --    $         --    $         --                                    $         --
    Income                            $         --    $         --    $         --                                    $         --
    Other:                            $         --    $         --    $         --                                    $         --
                                      ============    ============    ============                                    ============
      Total Federal Taxes             $         --    $         --    $         --                                    $         --

STATE & LOCAL
    Withholding                       $         --    $         --    $         --                                    $         --
    Sales/Use                         $   7,883.00    $         --    $         --                                    $   7,883.00
    Excise                            $         --    $         --    $         --                                    $         --
    Unemployment/SDI                  $         --    $         --    $         --                                    $         --
    Real Property                     $         --    $         --    $         --                                    $         --
    Personal Property                 $         --    $         --    $         --                                    $         --
    Other: Escheat                    $   1,506.00    $         --    $         --                                    $   1,506.00
                                      ============    ============    ============                                    ============
      Total State & Local Taxes       $   9,389.00    $         --    $         --                                    $   9,389.00
                                      ============    ============    ============                                    ============
TOTAL TAXES                           $   9,389.00    $         --    $         --                                    $   9,389.00


                                                                           MOR-4

IN RE:                                               CHAPTER 11
  THE MIIX GROUP, INC.                               CASE NO:     04-13588 (MFW)
      DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                               AS OF MAY 31, 2005



                                          POST-PETITION
                VENDOR                     AMOUNTS DUE
                ------                   --------------

SaiberSchlesinger Satz & Goldstein       $     2,250.00
SaiberSchlesinger Satz & Goldstein             1,197.50
Wilmer Cutler Pickering Hale And Door          8,899.85
Wilmer Cutler Pickering Hale And Door          3,329.60
                                         --------------
  Total                                  $    15,676.95
                                         ==============

                                                                           MOR-4

IN RE:                                                  CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                CASE NO:  04-13589 (MFW)
        DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                               AS OF MAY 31, 2005


                                       POST-PETITION
          VENDOR                        AMOUNTS DUE
          ------                      --------------
Hewlett-Packard                       $     1,399.20
Iron Mountain                               1,041.93
PBCC                                          501.98
SaiberSchlesinger Satz & Goldstein            360.00
Staples                                       835.87
Sunguard Recovery Services                  3,238.00
Systems Union                              23,106.72
Systems Union                                 468.76
                                      --------------
 Total                                $    30,952.46
                                      ==============

IN RE:                                                CHAPTER 11
   THE MIIX GROUP, INC.                               CASE NO:    04-13588 (MFW)
       DEBTORS.


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               AS OF MAY 31, 2005


ACCOUNTS RECEIVABLE RECONCILIATION                                       AMOUNT
                                                                      ------------
Total Accounts Receivable at the beginning of the reporting period    $         --
+ Amounts billed during the period                                    $         --
- Amounts collected during the period                                 $         --
Total Accounts Receivable at the end of the reporting period          $         --


ACCOUNTS RECEIVABLE AGING                                                AMOUNT
                                                                      ------------
0 - 30 days old                                                       $         --
31 - 60 days old                                                      $         --
61 - 90 days old                                                      $         --
91+ days old                                                          $         --
Total Accounts Receivable                                             $         --
Amount considered uncollectible (Bad Debt)                            $         --
Accounts Receivable (Net)                                             $         --


                              DEBTOR QUESTIONNAIRE


MUST BE COMPLETED EACH MONTH                                                            YES            NO
                                                                                        ---            --
1.  Have any assets been sold or transferred outside the normal course of business
    this reporting period?  If yes, provide an explanation below.                        X
2.  Have any funds been disbursed from any account other than a debtor in possession
    account this reporting period?  If yes, provide an explanation below.                              X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
    below.                                                                                             X
4.  Are workers compensation, general liability and other necessary insurance
    coverages in effect?  If no, provide an explanation below.                           X

Explanation 1: A sale of certain assets of New Jersey State Medical Underwriters, according to the filed Asset Purchase Agreement, was closed on April 15, 2005. The buyer of these assets was MD Advantage, Inc.

Explanation 3.: Post-petition tax returns are not yet due, but are in the process of being prepared.



                                                                      FORM MOR-5
                                                                      (9/99)

IN RE:                                                 CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS               CASE NO:   04-13589 (MFW)
         DEBTORS.


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               AS OF MAY 31, 2005


ACCOUNTS RECEIVABLE RECONCILIATION                                      AMOUNT
                                                                      ------------
Total Accounts Receivable at the beginning of the reporting period    $  9,359,712
+ Amounts billed during the period                                    $         --
- Amounts collected during the period                                 $      5,224
- Intercompany writedowns                                             $         --
Total Accounts Receivable at the end of the reporting period          $  9,354,488


ACCOUNTS RECEIVABLE AGING                                                AMOUNT
                                                                      ------------
0 - 30 days old                                                       $    171,628
31 - 60 days old                                                      $    176,135
61 - 90 days old                                                      $         --
91+ days old                                                          $  9,006,725
Total Accounts Receivable                                             $  9,354,488
Amount considered uncollectible (Bad Debt)                            $         --
Accounts Receivable (Net)                                             $  9,354,488



                              DEBTOR QUESTIONNAIRE


MUST BE COMPLETED EACH MONTH                                                            YES            NO
                                                                                        ---            --
1.  Have any assets been sold or transferred outside the normal course of business
    this reporting period?  If yes, provide an explanation below.                        X
2.  Have any funds been disbursed from any account other than a debtor in possession
    account this reporting period?  If yes, provide an explanation below.                              X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
    below.                                                                                             X
4.  Are workers compensation, general liability and other necessary insurance
    coverages in effect?  If no, provide an explanation below.                           X

Explanation 1: A sale of certain assets of New Jersey State Medical Underwriters, according to the filed Asset Purchase Agreement, was closed on April 15, 2005. The buyer of these assets was MD Advantage, Inc.

Explanation 3.: Post-petition tax returns are not yet due, but are in the process of being prepared.


                                                                      FORM MOR-5
                                                                      (9/99)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


IN RE:                                     CHAPTER 11
    THE MIIX GROUP, INC., ET. AL.          CASE NO:       04-13588 (MFW)
            DEBTORS.                                      (JOINTLY ADMINISTERED)


                   EXHIBIT A: INTERCOMPANY ACTIVITY SUMMARIES

Refer to pages that follow.

                           Exhibit A - Interco (Group)


THE MIIX GROUP, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY



ACCOUNT                        PERIOD     BATCH NAME             JOURNAL NAME        POSTED DATE   USD DEBIT         USD CREDIT
=========================      =======    =====================  ================    ===========   ===============   ===============
No Activity


                          Exhibit A - Interco (NJSMU)


NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
SUPPLEMENTAL INTERCOMPANY SUMMARY


ACCOUNT                        PERIOD     BATCH NAME             JOURNAL NAME        POSTED DATE   USD DEBIT         USD CREDIT
=========================      =======    =====================  ================    ===========   ===============   ===============

No Activity


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


 IN RE:                                         CHAPTER 11
    THE MIIX GROUP, INC., ET. AL.               CASE NO:  04-13588 (MFW)
          DEBTORS.                                        (JOINTLY ADMINISTERED)


                     EXHIBIT B: CASH DISBURSEMENTS JOURNALS

Refer to pages that follow.

                              THE MIX GROUP, INC.
                             DISBURSEMENTS REGISTER
                FOR THE PERIOD MAY 1, 2005 THROUGH MAY 31, 2005



      TYPE             CHECK/WIRE           DATE                       PAYEE                       PAID AMOUNT
------------------  ------------------  --------------  -------------------------------------  --------------------
No activity


                  NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
                             DISBURSEMENTS REGISTER
                FOR THE PERIOD MAY 1, 2005 THROUGH MAY 31, 2005



      TYPE             CHECK/WIRE           DATE                       PAYEE                       PAID AMOUNT
-----------------   -----------------  -------------    ------------------------------------   ------------------
Wire                wire               05/06/2005       Bank Wire                              $         (730.68)
Wire                wire               05/06/2005       Bank Wire                                        (157.22)
Wire                wire               05/20/2005       ADP                                              (457.62)
Wire                wire               05/20/2005       ADP                                               (10.00)
Check               96                 05/12/2005       Bermuda Monetary Authority                       (200.00)
Check               100                05/12/2005       Office of the US Trustee                       (5,000.00)
Check               1001               05/12/2005       Weiser LLP                                    (24,971.60)
Check               1002               05/12/2005       Delaware Claims Agency LLC                     (1,966.87)
Check               1003               05/12/2005       Shareholder.com                                (1,500.00)
Check               1004               05/12/2005       EquiServe                                      (2,184.93)
Check               1005               05/12/2005       Traxi LLC                                     (43,242.00)
Check               1006               05/12/2005       Lowenstein Sandler                            (42,701.95)
Check               1007               05/12/2005       Jaspan Schlesinger Hoffman                     (2,758.38)
Check               1008               05/12/2005       Intercall                                        (179.49)
Check               1009               05/17/2005       MCI                                              (540.00)
Check               1010               05/17/2005       Mellon Global Securities Services                (334.92)
Check               1011               05/17/2005       Mellon Global Securities Services                (335.67)
Check               1012               05/17/2005       Altila                                           (878.48)
Check               1013               05/17/2005       Mellon Global Securities Services                (333.67)
Check               1014               05/17/2005       Bowne                                            (819.00)
Check               1015               05/17/2005       Bowne                                            (711.00)
Check               1016               05/17/2005       Federal Express:                                  (99.42)
Check               1017               05/17/2005       White Space                                    (5,000.00)
Check               1018               05/23/2005       Miix Insurance in Rehab                      (121,827.68)
Check               1020               05/31/2005       Horizon Blue Cross Blue Shield                 (3,022.84)
Check               1021               05/31/2005       Office of the US Trustee                         (500.00)
Check               1022               05/31/2005       Traxi LLC                                     (27,828.00)
Check               1023               05/31/2005       Mellon Global Securities Services              (1,505.40)
Check               1024               05/31/2005       Bowne                                          (1,384.00)
Check               1025               05/31/2005       EquiServe                                      (2,200.80)
Check               1026               05/31/2005       Horizon Blue Cross Blue Shield                 (1,771.76)
Check               1031               05/31/2005       Epstein Becker & Green                        (12,256.26)
Check               1032               05/31/2005       Mellon Global Securities Services                (675.59)
                                                                                               -----------------
                                                          TOTAL                                $     (308,085.23)
                                                                                               =================

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


 IN RE:                                      CHAPTER 11
    THE MIIX GROUP, INC., ET. AL.            CASE NO:    04-13588 (MFW)
            DEBTORS.                                     (JOINTLY ADMINISTERED)


                  EXHIBIT C: BANK STATEMENTS & RECONCILIATIONS

Refer to pages that follow.

                              THE MIX GROUP, INC.
                             RECONCILIATION SUMMARY
                   COMMERCE - GROUP, PERIOD ENDING 05/31/2005




BEGINNING BALANCE                    89,706.00
CLEARED BALANCE                      89,706.00
REGISTER BALANCE AS OF 05/31/2005    89,706.00
ENDING BALANCE                       89,706.00

                   NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.
                             RECONCILIATION SUMMARY
                  COMMERCE CHECKING, PERIOD ENDING 05/31/2005



BEGINNING BALANCE                                     2,425,703.43
              CLEARED TRANSACTIONS
                  CHECKS AND PAYMENTS - 25 ITEMS       -265,163.76
                  DEPOSITS AND CREDITS - 8 ITEMS        143,208.06
                                                     -------------
              TOTAL CLEARED TRANSACTIONS               -121,955.70
                                                     -------------
CLEARED BALANCE                                       2,303,747.73
                                                     =============
              UNCLEARED TRANSACTIONS
                  CHECKS AND PAYMENTS - 13 ITEMS       -294,906.07
                  DEPOSITS AND CREDITS - 1 ITEM              37.56
                                                     -------------
              TOTAL UNCLEARED TRANSACTIONS             -294,868.51
                                                     -------------
REGISTER BALANCE AS OF 05/31/2005                     2,008,879.22
                                                     =============
              NEW TRANSACTIONS
                  CHECKS AND PAYMENTS - 13 ITEMS       -348,916.01
                  DEPOSITS AND CREDITS - 3 ITEMS          1,865.72
                                                     -------------
              TOTAL NEW TRANSACTIONS                   -347,050.29
                                                     -------------
ENDING BALANCE                                        1,661,828.93
                                                     =============



                                                                     Page 9 of 9